SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant[X] Filed by a Party other than the Registrant [   ]

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[ ]	Preliminary Proxy Statement.
[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[X]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12.

Pacific Select Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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January 20, 2026

Dear Contract Owner:

You are being asked to vote on important matters to be considered at a joint special meeting of shareholders of the Focused Growth Portfolio and the Large-Cap Growth Portfolio (each a “Fund” and together the “Funds”), each a series of Pacific Select Fund (the “Trust”). Enclosed are a Notice of Joint Special Meeting of Shareholders of the Funds and a Proxy Statement that describes the proposal (the “Proposal”) for each Fund. Each Fund serves as an investment option under variable life insurance policies or variable annuity contracts (the “Contracts”) issued by Pacific Life Insurance Company or Pacific Life & Annuity Company. The Proposal does not seek to change the benefits or provisions of your Contract. As a Contract Owner with a beneficial interest in a Fund as of January 7, 2026 (“Record Date”), you are entitled to vote on the Proposal.

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the Proposal.

A summary of the Board’s considerations for approving the Proposal for each Fund, as well as other important information, is provided in the Proxy Statement. Please read the Proxy Statement and consider it carefully before casting your voting instruction(s).

We appreciate your participation and prompt response to this important matter and thank you for your continued support.

Sincerely,

Howard T. Hirakawa

Senior Vice President

PACIFIC SELECT FUND

700 Newport Center Drive

Post Office Box 7500

Newport Beach, California 92660

Notice of Joint Special Meeting of Shareholders

of the Focused Growth Portfolio and the Large-Cap Growth Portfolio

To be Held on March 5, 2026

Dear Contract Owner:

NOTICE IS HEREBY GIVEN that a joint special meeting (“Meeting”) of shareholders of the Focused Growth Portfolio and the Large-Cap Growth Portfolio (each, a “Fund” and together, the “Funds”), each a series of Pacific Select Fund (the “Trust”), is scheduled for March 5, 2026 at 9:30 a.m. Pacific Time, to be held virtually via the Internet (with an option to dial-in via telephone) with no physical in-person location. Shareholders of record as of the close of business on January 7, 2026 (“Record Date”) who wish to participate can thus do so from any location that is convenient to them. You are cordially invited to attend the Meeting. If you wish to attend the Meeting, please send an e-mail to the Fund’s proxy solicitor, Morrow Sodali Fund Solutions (“MSFS”), at msfs-meetinginfo@morrowsodali.com no later than 2:00pm ET on March 4, 2026 to register to attend. Please include the Fund’s name in the subject line and provide your name, address and the control number found on your proxy card in the body of the e-mail. MSFS will then e-mail you the credentials and instructions for attending and voting during the Meeting.

The Meeting is being held to act on the following proposal (“Proposal”) with respect to each Fund, as further described in the enclosed Proxy Statement:

Proposal: To change the classification of each Fund from a “diversified” company to a “non-diversified” company.

Shareholders of record of a Fund as of the Record Date are entitled to notice of, and to vote at, the Meeting, including any adjournment(s) or postponement(s) thereof. Owners of variable life insurance policies and variable annuity contracts (“Contract Owners”) having a beneficial interest in a Fund on the Record Date are entitled to vote as though they were direct shareholders of that Fund.

Please read the enclosed Proxy Statement carefully for information about the Proposal to be considered at the Meeting.

Whether or not you plan to attend the Meeting, at your earliest convenience, please vote by mail, telephone or Internet. You may vote by mail by completing, signing, and returning the enclosed proxy card. If you vote by mail, your voting instruction must be received at the address shown on the enclosed postage paid envelope to be counted. We encourage you to vote telephonically by calling 855-461-6860 or via the Internet by logging onto www.proxyvotenow.com/paclife2026 and following the online instructions. Whether voting by mail, telephone or Internet, voting instructions must be received by 6:00 a.m. Pacific Time on March 5, 2026 to be counted.

The Board of Trustees of the Trust unanimously recommends that you vote “FOR” the Proposal.

Please respond — your vote is important.

By Order of the Board of Trustees

Starla C. Yamauchi

Secretary

January 20, 2026

PACIFIC SELECT FUND

PROXY STATEMENT FOR JOINT SPECIAL MEETING OF SHAREHOLDERS

OF THE FOCUSED GROWTH PORTFOLIO AND THE LARGE-CAP GROWTH PORTFOLIO
TO BE HELD ON MARCH 5, 2026

I.	INTRODUCTION

This proxy statement (the “Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Pacific Select Fund (the “Trust”) on behalf of the Focused Growth Portfolio and the Large-Cap Growth Portfolio (each, a “Fund” and together, the “Funds”), each a series of the Trust, to be voted at a joint special meeting of shareholders of the Funds to be held on March 5, 2026 (the “Meeting”). Pacific Life Insurance Company (“PLIC”) and Pacific Life & Annuity Company (“PL&A”) (PL&A together with PLIC, “Pacific Life”) are the sole shareholders of the Funds entitled to vote. However, those voting rights are being passed on to you as an owner of a variable life insurance policy or variable annuity contract (each a “Contract Owner”) issued by Pacific Life, with a beneficial interest in a Fund as of January 7, 2026 (“Record Date”). As a result, you are being asked to provide voting instructions that will be followed when votes are cast by Pacific Life at the Meeting. This Proxy Statement is first being mailed to shareholders on or about January 20, 2026.

Summary of Proposal

Shareholders are being asked to vote on a proposal (the “Proposal”) to change the classification of each Fund from a “diversified” company (fund) to a “non-diversified” company (fund) as further described in this Proxy Statement.

YOU SHOULD CAREFULLY READ THIS ENTIRE PROXY STATEMENT.

The Board of Trustees unanimously recommends that you vote “FOR” the Proposal.

II.	PROPOSAL TO CHANGE THE CLASSIFICATION OF THE FOCUSED GROWTH PORTFOLIO AND THE LARGE-CAP GROWTH PORTFOLIO FROM A “DIVERSIFIED” COMPANY TO A “NON-DIVERSIFIED” COMPANY

What are shareholders being asked to approve?

Shareholders are being asked to approve a change in the classification of each Fund from a “diversified” company to a “non-diversified” company (also called a “diversified fund” and “non-diversified fund”).

What is a “diversified fund?”

A diversified fund must not, with respect to 75% of its total assets, invest in securities of any issuer other than securities issued by other investment companies or securities issued by or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the value of the fund’s total assets would be invested in securities of one issuer, or (ii) the fund would hold more than 10% of the outstanding voting securities of one issuer.

Each Fund is currently classified as a “diversified” fund.

What is a “non-diversified fund?”

A non-diversified fund is not required to meet the standard of a diversified fund, described above. Therefore, a non-diversified fund may invest a greater percentage of its assets in a single issuer or a fewer number of issuers than a diversified fund.

Why are shareholders being asked to approve this change?

The Investment Company Act of 1940, as amended (the “1940 Act”), requires every mutual fund to state as a fundamental policy whether it is a “diversified” fund or “non-diversified” fund within the meaning of the 1940 Act. The 1940 Act also requires shareholders to approve a change in a fund’s fundamental policy, such as a change in classification from a diversified fund to a non-diversified fund.

As diversified funds, each Fund is currently limited in its percentage ownership of securities of any single issuer. If the reclassification is approved by shareholders of a Fund, the Fund will not be subject to this limitation. Additionally, the current sub-adviser for the Focused Growth Portfolio, Janus Henderson Investors US LLC (“Janus”), and the current sub-adviser for the Large-Cap Growth Portfolio, FIAM LLC (“FIAM”) (each, a “Sub-Adviser” and together, the “Sub-Advisers”), would have greater flexibility over time to increase or decrease positions in single issuers according to its relative risk expectations for these issuers. Changing the Funds’ classification to a non-diversified fund will provide the Sub-Advisers with enhanced flexibility to actively manage each Fund’s portfolio holdings and potentially result in better investment performance. Each Fund’s investment goal, strategies and other investment policies will remain unchanged.

What are the reasons for the proposal?

Over the past several years, certain technology-related issuers have experienced significant increases in market capitalization. Consequently, the Russell 1000® Growth Index (the “Index”), each Fund’s benchmark index, has become much more concentrated at the individual issuer level. As of December 31, 2025, issuer weightings over 5% in the Index, in aggregate, comprised 33.50% of the Index’s total weight. Specifically, as of December 31, 2025, the weightings of the following issuers represented over 5% of the Index: NVDIA Corp (12.22%), Apple Inc (11.13%) and Microsoft Corp (10.15%). Although levels of concentration have historically fluctuated in the Index, the Sub-Advisers believe that this market concentration is likely to continue. Although the Funds are not index funds, the Sub-Advisers expect to cause the Funds to maintain exposure to large and growing companies.

In order to meet the requirements of each Fund’s current diversification status, the respective Sub-Adviser is limited in its ability to effectively manage the Fund’s current positions in certain issuers. Similar to the Index, the Fund’s portfolio has gradually become more concentrated over time as a result of increases in the market capitalization of certain issuers. As of December 31, 2025, issuer weightings over 5% in the Focused Growth Portfolio’s portfolio, in aggregate, comprised 37.41% of the Fund’s total assets and in the Large-Cap Growth Portfolio, comprised 34.96% of that Fund’s total assets. The Funds are not required to reduce these positions because they are the result of market appreciation subsequent to the Fund’s investment. However, the Sub-Advisers are limited in their ability to effectively manage these positions based on their current investment thesis or relative risk expectations for these issuers. Specifically, the Sub-Advisers are currently limited to only being able to reduce the more concentrated positions and, therefore, are unable to freely adjust these positions upward or downward relative to the Index and their long-term outlook of an issuer’s fundamentals.

Each Fund is actively managed and does not seek to track the holdings or issuer weightings of the Index and therefore, if the proposal is approved by a Fund’s shareholders, the Fund may seek to hold overweight or underweight positions in specific issuers relative to the Index based on the Sub-Adviser’s long-term risk and return expectations for a particular issuer. For these reasons, each Sub-Adviser believes that reclassifying the Fund it manages as a non-diversified fund is in the best interests of the Fund and its shareholders.

Pacific Life Fund Advisors LLC (the “Adviser”), the Funds’ investment adviser, believes that reclassifying the Funds as non-diversified funds is in the best interests of each Fund and its shareholders and will provide the Sub-Advisers with increased investment flexibility over time to adjust individual positions based on the Sub-Advisers’ relative risk expectations for these issuers and the potential for better investment performance. The Adviser, together with each Sub-Adviser, and the Board considered and approved reclassifying each Fund as a non-diversified fund, subject to shareholder approval. Accordingly, the Adviser recommended, and the Board approved, a change in each Fund’s classification from diversified to non-diversified effective as soon as practicable following the Meeting, subject to shareholder approval.

As noted above, if shareholders approve the reclassification of a Fund to a non-diversified fund, the Fund’s fundamental investment policies regarding diversification of investments will be changed to reflect that the Fund is non-diversified. The Fund’s other investment policies will remain unchanged.

Would the proposal result in any changes to how a Fund is managed?

Yes. Changing to a non-diversified fund would mean that a Fund would be able to invest a greater percentage of its assets in the securities of a single issuer or in a fewer number of issuers than a fund that is classified as diversified.

The Adviser believes that this increased investment flexibility may provide opportunities to enhance a Fund’s performance; however, a Sub-Adviser’s investment decisions may not be successful, and if a security or an issuer fails to produce the expected results, the negative impact to a Fund could be greater than if the Fund were diversified. Being classified as non-diversified may increase a Fund’s price volatility and the risk that its value could go down because of the poor performance of a single investment or that a fewer number of investments will have a greater impact on a Fund than a diversified fund with more investments. As discussed further in the next paragraph, being classified as non-diversified does not prevent a Fund from being managed as though it were a diversified fund. Rather, it provides investment flexibility for the Sub-Adviser to manage a Fund as non-diversified.

If each Fund’s shareholders approve this proposal, each Fund’s Sub-Adviser is expected to manage each Fund as non-diversified. However, a Sub-Adviser may choose not to manage a Fund as non-diversified, depending on its assessment of the investment opportunities available to the Fund.  Each Sub-Adviser will reserve freedom of action to manage a Fund as non-diversified or diversified as it deems to be in the Fund’s and shareholders’ best interests. If a Sub-Adviser does not manage a Fund as non-diversified within three years of shareholder approval, the 1940 Act rules will require the Fund to again seek shareholder approval to reserve freedom of action to manage the Fund as non-diversified. Regardless of any change in a Fund’s diversification status under the 1940 Act, each Fund intends to comply with the diversification rules under Section 817(h) of the Internal Revenue Code of 1986 (the “Code”) to maintain the favorable tax treatment afforded the Fund by that section of the Code.

Will the reclassification increase a Fund’s risk profile?

The Adviser believes moving to a non-diversified classification may enhance a Fund’s ability to manage portfolio risk and potentially decrease overall portfolio risk by providing the Fund with more flexibility to adjust individual positions based on the Sub-Adviser’s relative risk expectations for these issuers. The change from a diversified fund to a non-diversified fund does not necessarily mean that a Sub-Adviser will manage a Fund as a more concentrated portfolio and the Sub-Advisers do not anticipate any material change to each Fund’s investment approach. However, concentration of investments in a smaller number of issuers exposes a fund to the risks associated with such issuers to a greater extent than a fund invested in a larger number of issuers. Poor performance by any one of these issuers could adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund. While investing a larger portion of a Fund’s assets in the stocks of fewer issuers may prove beneficial when such issuers outperform the market, larger investments in the stocks of fewer issuers may also magnify any negative or underperformance by such issuers. In general, because a Fund’s performance may become more closely tied to the value of a single issuer or small number of issuers, it is likely to become more volatile than the performance of more diversified funds. However, the Adviser believes these additional risks are outweighed by the potential for improved performance and greater flexibility afforded to the Sub-Advisers in managing the Funds. As discussed above, there have been significant increases in the market capitalization of certain technology-related issuers currently held by the Funds and included in the Index. The limitations imposed on diversified funds under the 1940 Act restrict a Fund from actively managing these positions. We believe moving to a non-diversified classification may enhance the Funds’ ability to manage portfolio risk and potentially decrease overall portfolio risk by providing the Sub-Advisers with more flexibility to adjust individual positions based on each Sub-Adviser’s relative risk expectations for these issuers.

What were the Board’s considerations?

In approving the change to reclassify each Fund from diversified to non-diversified, the Board considered several factors, including but not limited to the following: (a) the Adviser’s view that it would be in the best interests of the Funds to give the Sub-Advisers the flexibility to manage the Funds in a similar manner to other funds and accounts currently managed by the Sub-Advisers with substantially similar investment strategies as the Funds; (b) changing each Fund’s classification from diversified to non-diversified would enable the Funds to take larger positions in a smaller number of issuers, which would give the Sub-Advisers more flexibility to manage the Funds in accordance with each Fund’s established growth strategy but may also lead to increased volatility; (c) that there would be increased risk that poor performance of a single investment or a fewer number of investments will have a greater impact on a Fund than if it were diversified; and (d) the Adviser believes that the proposal is in the best interests of each Fund and its shareholders. The Trustees also considered the anticipated costs to the Funds of the proposal, including costs for proxy solicitation and the costs associated with potential portfolio repositioning, if any.

What if shareholders do not approve the Proposal?

If shareholders of a Fund do not approve the Proposal, the Fund will continue to be managed as a “diversified” fund.

What does the Board of Trustees recommend?

The Board of Trustees unanimously recommends that shareholders vote “FOR” this Proposal.

III.	OTHER BUSINESS

The Board of Trustees does not know of any other matters to be presented at the Meeting other than the Proposal set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the person(s) named in the accompanying form of proxy.

How can a shareholder submit a proposal?

The Funds are not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless so required by applicable law or if otherwise deemed advisable by the Funds’ management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting. Moreover, it is unlikely that any of the existing shareholders, which consist of PLIC and PL&A and certain funds of funds of the Trust (“Allocation Funds”), would seek to submit a proposal.

IV.	GENERAL INFORMATION

How are proxies for the Proposal being solicited?

The principal solicitation will be by mail, but voting instructions may also be solicited by telephone, Internet or in person. Morrow Sodali Fund Solutions, LLC (“MSFS”) has been retained to assist with voting instruction activities (including assembly and mailing of materials to Contract Owners and tallying the votes).

Who is bearing the costs associated with each Fund’s change in classification to a non-diversified fund?

The aggregate costs and expenses for the proxy solicitation are estimated to be approximately $150,000, which comprise the preparation of this Proxy Statement and solicitation of instructions, proxy vendor services including printing and mailing proxy materials and tabulating votes, and related costs such as filing fees, legal fees, and if necessary, additional proxy solicitation fees. Each Fund will pay its proportional share of these costs and expenses. Costs will vary depending on the number of solicitations made.

To the extent portfolio securities are repositioned in connection with the change in classification from a diversified fund to a non-diversified fund, a Fund will incur commissions and other transaction costs typically associated with the purchase and sale of securities. Each Sub-Adviser expects that any immediate costs associated with repositioning of its Fund’s holdings as a result of the change to a non-diversified fund will be immaterial relative to the Fund’s net assets. Each Sub-Adviser further anticipates that any resulting changes to its Fund’s portfolio composition will occur over a period of time in response to the Sub-Adviser’s view of the performance potential and relative risk of an issuer in light of prevailing market conditions.

Who has a right to vote at the Meeting?

Holders of shares of a Fund as of the close of business on January 7, 2026 (the “Record Date”) are entitled to one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held.

How can Contract Owners vote on the Proposal?

Contract Owners may vote by mail, telephone, Internet or at the Meeting. Voting instructions, whether submitted via mail, telephone or Internet, must be received by 6:00 a.m. Pacific Time on the Meeting Date or properly submitted at the Meeting in accordance with instructions which will be provided before the Meeting. If you vote by mail, the voting instruction proxy card (the “proxy card”) must be properly executed (signed by all Contract Owners of record) and received at the address shown on the enclosed postage paid envelope. Contract Owners may also vote by attending the Meeting. To attend the Meeting, you will be required to provide credentials as described in the Notice of Joint Special Meeting of Shareholders.

How can Contract Owners change their vote?

Contract Owners may revoke a previously submitted proxy card at any time prior to its use by providing MSFS or PLIC and/or PL&A with a written revocation or duly executed proxy card bearing a later date. In addition, any Contract Owner who attends the Meeting may vote at the Meeting, thereby canceling any voting instruction previously given.

How will shares be voted at the Meeting?

●	If you provide voting instructions timely, your shares will be voted in accordance with your voting instructions.
●	If you vote timely, but do not include voting instructions with your vote, your shares will be voted FOR the Proposal.
●	If you provide voting instructions timely to ABSTAIN, the instruction will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting and your shares will be voted as an abstention, which will have the same effect as a vote AGAINST the Proposal.
●	If you do not provide voting instructions timely, your shares will be voted in the same proportion as all other shareholders where votes have been received in the same Separate Account voted.
●	If no Contract Owners of a Separate Account provide timely voting instructions, PLIC and PL&A will vote all shares held by such Separate Account in the same proportion as votes cast by all of PLIC and PL&A’s respective other Separate Accounts in the aggregate.

As a result of the proportional voting described in the prior two bullets, a small number of Contract Owners may determine the outcome of the vote.

What is the ownership of shares of the Funds?

PLIC and PL&A are the sole shareholders of Class I of each Fund entitled to vote, and the Allocation Funds and PLIC are the sole shareholders of Class P of each Fund entitled to vote.

Class I. Each of PLIC and PL&A holds Class I shares of each Fund in its “Separate Accounts,” which are investment accounts established specifically to support obligations of the Contracts. The assets and liabilities of the Separate Accounts are segregated from PLIC’s and PL&A’s general account assets and liabilities. PLIC’s and PL&A’s respective voting rights are being passed on to you as a Contract Owner, allowing you to provide voting instructions that will be followed when votes are cast by the Separate Accounts at the Meeting. The number of shares for which such instruction may be given for the purpose of voting at the Meeting, including any postponements or adjournments thereof, will be determined as of the Record Date.

Class P. Each Allocation Fund will vote its proxies for the Proposal in the same proportion as the vote of all other shareholders of each Fund (namely, the Class I shareholders and other Class P shareholders of each Fund). The number of shares for which such instruction may be given for the purpose of voting at the Meeting, including any postponements or adjournments thereof, will be determined as of the Record Date.

PLIC. PLIC is a Nebraska domiciled life insurance company and a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

PL&A. PL&A is an Arizona domiciled life insurance company and a subsidiary of PLIC. PLIC and PL&A’s principal offices are located at 700 Newport Center Drive, Newport Beach, CA 92660.

Focused Growth Portfolio Shareholder Information

Class I. As of the Record Date, there were 5,277,684.175 Class I shares of the Fund outstanding.

Class P. As of the Record Date, there were 455,628.695 Class P shares of the Fund outstanding.

Trustees and Officers. As of the Record Date, no current Trustee owns 1% or more of the outstanding shares of the Fund, and the officers and Trustees own, as a group, less than 1% of the outstanding shares of the Fund.

Principal Holders. The following table provides the shareholders of record (or shareholders known by the Trust to own beneficially) that owned more than 5% of the Fund’s share classes as of the Record Date.

Class Name	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
Class I	Separate Account A of Pacific Life Insurance Company	4,272,955.816	80.963%
Class I	Pacific Select Exec Separate Account of Pacific Life Insurance Company	667,676.933	12.651%
Class P	Portfolio Optimization Growth Portfolio	197,041.770	43.246%
Class P	Portfolio Optimization Moderate Portfolio	169,118.338	37.118%
Class P	Portfolio Optimization Aggressive-Growth Portfolio	56,890.234	12.486%
Class P	Portfolio Optimization Moderate-Conservative Portfolio	23,608.296	5.181%

Large-Cap Growth Portfolio Shareholder Information

Class I. As of the Record Date, there were 13,244,677.467 Class I shares of the Fund outstanding.

Class P. As of the Record Date, there were 20,203,651.211 Class P shares of the Fund outstanding.

Trustees and Officers. As of the Record Date, no current Trustee owns 1% or more of the outstanding shares of the Fund, and the officers and Trustees own, as a group, less than 1% of the outstanding shares of the Fund.

Principal Holders. The following table provides the shareholders of record (or shareholders known by the Trust to own beneficially) that owned more than 5% of the Fund’s share classes as of the Record Date.

Class Name	Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class Owned
Class I	Separate Account A of Pacific Life Insurance Company	9,399,146.076	70.965%
Class I	Pacific Select Exec Separate Account of Pacific Life Insurance Company	2,920,681.303	22.052%
Class P	Portfolio Optimization Growth Portfolio	8,846,675.418	43.788%
Class P	Portfolio Optimization Moderate Portfolio	7,528,639.129	37.264%
Class P	Portfolio Optimization Aggressive-Growth Portfolio	2,847,242.637	14.093%

What is the required vote for approval of each Proposal?

Quorum

A quorum must be present at the Meeting for action to be taken on the Proposal. Holders of 30% of the outstanding shares of each Fund present in person or by proxy shall constitute a quorum. Any lesser number shall be sufficient for adjournments. Shares held by shareholders present in person or by proxy at the Meeting (including PLIC and PL&A) will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the Proposal. It is anticipated that a quorum will be present at the Meeting because PLIC and PL&A are the beneficial owners of a majority of the outstanding shares of the Class I shares of each Fund and the Allocation Funds and PLIC are the beneficial owners of a majority of the outstanding shares of the Class P shares of each Fund.

Required Vote

The Proposal requires the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund to vote “FOR” the approval of the Proposal. Under the 1940 Act, the vote of “a majority of the outstanding voting securities” of a Fund means the affirmative vote at a duly called meeting of the lesser of: (1) 67% or more of the voting securities of the Fund that are present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. This is a fund-wide vote, meaning that all classes (Class I and Class P) of each Fund will vote together, and vote results will be considered at the Fund level without regard to share class.

Who are the Funds’ key service providers?

Adviser. Pacific Life Fund Advisors LLC (“PLFA”), a Delaware limited liability company and wholly-owned subsidiary of PLIC, serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust.

Principal Underwriter. Pacific Select Distributors, LLC, serves as the Funds’ principal underwriter and distributor pursuant to a Distribution Agreement with the Trust.

Administrators. Pacific Life Insurance Company and PLFA provide administrative services to the Funds pursuant to an Administration Agreement with the Trust.

The investment adviser, principal underwriter and distributor, and administrators are all located at 700 Newport Center Drive, Newport Beach, California 92660.

Sub-Advisers. PLFA employs Janus Henderson Investors US LLC as sub-adviser to the Focused Growth Portfolio and FIAM LLC as sub-adviser to the Large-Cap Growth Portfolio pursuant to sub-advisory agreements.

Janus Henderson Investors US LLC, a Delaware limited liability company and indirect subsidiary of Janus Henderson Group plc, is located at 151 Detroit Street, Denver, Colorado 80206. FIAM LLC, a Delaware limited liability company and indirectly held wholly-owned subsidiary of FMR LLC, is located at 900 Salem Street, Smithfield, Rhode Island 02917.

Where can you obtain recent shareholder reports and other information?

Each Fund’s most recent prospectus, annual and semi-annual shareholder reports are available upon request without charge via the following contact methods:

Email:	PSFdocumentrequest@pacificlife.com
Regular mail:	Pacific Select Fund, P.O. Box 9000, Newport Beach, CA 92660
Express mail:	Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660
Telephone:	Pacific Life Annuity Contract Owners: 1-800-722-4448
Pacific Life Insurance Policy Owners: 1-800-347-7787
Pacific Life Annuity Financial Professionals: 1-800-722-2333
Pacific Life Insurance Financial Professionals: 1-800-347-7787
Pacific Life & Annuity Company (“PL&A”) Annuity Contract Owners: 1-800-748-6907
PL&A Insurance Policy Owners: 1-888-595-6997
PL&A Annuity Financial Professionals: 1-800-722-2333
PL&A Insurance Financial Professionals: 1-888-595-6997
Website:	www.PacificLife.com/PacificSelectFund.html

How can a shareholder submit a proposal?

The Funds are not required to hold regular annual meetings and, in order to minimize their costs, do not intend to hold meetings of shareholders unless required by applicable law or deemed advisable by the Funds’ management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

Who do I contact if I have additional questions?

If you have additional questions, please contact us using the applicable phone number provided in the immediately preceding paragraph.

PACIFIC SELECT FUND

PO Box 211230, Eagan, MN 55121-9984

VOTE ONLINE

1. Read the proxy statement.
2. Go to: www.proxyvotenow.com/paclife2026
3. Follow the simple instructions.

VOTE BY PHONE

1. Read the proxy statement and have the proxy card at hand.
2. Call toll-free: 855-461-6860
3. Follow the simple instructions.

VOTE BY MAIL

1. Read the proxy statement.
2. Check the appropriate box(es) on the reverse side of the proxy card.
3. Sign, date and return the proxy card in the envelope provided

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FUND NAME PRINTS HERE
OF PACIFIC SELECT FUND
PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MARCH 5, 2026
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking prior proxies, hereby appoints the Senior Vice President and any other officer of Pacific Select Fund who is affiliated with Pacific Life Fund Advisors LLC, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of shares subject hereto, to vote shares held in the name of the undersigned on the record date at the Joint Special Meeting of Shareholders (the "Meeting") of Pacific Select Fund to be held virtually at 9:30 a.m., Pacific Time, on March 5, 2026, and at any adjournments thereof, upon the proposal described in the Notice of the Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on these matters in accordance with the views of management.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s), if applicable — Sign in the box above

Date ______________________________

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

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Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on March 5, 2026.

The Proxy Statement for this Meeting is available at https://proxyvotinginfo.com/p/paclife2026

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
PLEASE CAST YOUR VOTE *TODAY!*

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ **Please detach at perforation before mailing.** ↓

This proxy is solicited on behalf of the Board of Trustees of Pacific Select Fund. It will be voted as specified.
If no specification is made, this proxy shall be voted "FOR" the proposal.
The Board of Trustees recommends that you vote "FOR" the proposal.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

Important: Please vote only on the proposals for funds in which you are a shareholder. If you do not own shares of a fund, leave that proposal blank. If you own shares in more than one fund, you will receive a separate card for each. Your vote will be counted only for funds you own.

		FOR	AGAINST	ABSTAIN
1.	To change the classification of the **Focused Growth Portfolio** from a "diversified" company to a "non-diversified" company.	☐	☐	☐
2.	To change the classification of the **Large-Cap Growth Portfolio** from a "diversified" company to a "non-diversified" company.	☐	☐	☐

THANK YOU FOR VOTING

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